UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

ARTISTDIRECT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30063 (Commission File Number)	95-4760230 (IRS Employer Identification No.)

10900 Wilshire Boulevard, Suite 1400 Los Angeles, California (Address of principal executive offices)	90024 (Zip Code)

Registrant’s telephone number, including area code: (310) 443-5360

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Form 8-K and other reports filed by ARTISTdirect, Inc. (the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.02 Departure of Directors.
Item 9. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 5.02 Departure of Directors.

(a)	Resignation or removal of directors as a result of disagreement or removal for cause.

None.

(b)	Termination of certain officers; resignation or removal of directors other than as a result of disagreement or removal for cause.

Effective as of October 18, 2004, Mr. Stephen M. Krupa, Mr. Benjamin S. A. Moody and Mr. Marc P. Geiger each resigned from the Board of Directors. Copies of their respective resignation letters are attached as Exhibits to this Current Report.

Mr. Krupa and Mr. Moody were the only members of the Registrant’s Audit Committee. As a result of their resignations, the Registrant currently has no members on its Audit Committee. The Registrant intends to appoint new members to the Audit Committee as soon as practicable.

(c)	Appointment of new officers or directors.

None.

Item 9. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits.

Exhibit No.	Description
10.1.	Correspondence from Mr. Stephen M. Krupa
10.2.	Correspondence from Mr. Benjamin S. A. Moody
10.3.	Correspondence from Mr. Marc P. Geiger

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTDIRECT, INC. (Registrant)
Date: October 22, 2004	/s/ ROBERT N. WEINGARTEN
Robert N. Weingarten Chief Financial Officer